                                  EXHIBIT 10.18


     Agreement dated as of September 29, 1999, between eSAFETYWORLD, Inc. and Laminaire Corporation.

This letter amends the Asset Purchase Agreement dated August 20, 1999 in the following manner:

     o eSAFETYWORLD, Inc. agrees to guarantee the Laminaire Corporation indebtedness to Alma, Inc., Kimberly Clark, and The Texwipe Company for the amount not to exceed $225,000. Any agreement made with respect to these guarantees will be accounted for in the manner set forth in the note agreements between Laminaire Corporation and eSAFETYWORLD, Inc. dated August 20, 1999.

     o There will be no management agreement between Laminaire Corporation and eSAFETYWORLD, Inc.

     o In recognition of Laminaire Corporation's current financial condition, no covenant not to compete will be executed.

This is agreed to by:

Laminaire Corporation


/s/ Peter Danielle
---------------------------------
Peter Danielle
CFO


eSAFETYWORLD, Inc.


/s/Edward Heil
---------------------------------
Edward A. Heil
CEO